UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2013

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01                   Other Events.

On August 2, 2013, Citigroup Inc. (Citigroup or Citi) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the Second Quarter 2013 Form 10-Q) with the U.S. Securities and Exchange Commission (SEC).  In the Second Quarter 2013 Form 10-Q, Citigroup reported Credicard, Citi’s non-Citibank branded cards business and consumer finance business in Brazil, as discontinued operations for all periods presented, as well as certain other immaterial reclassifications.

As required by ASC 280, Segment Reporting, attached as Exhibit 99.02 to this Form 8-K are the Historical Audited Consolidated Financial Statements included in Citigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (2012 Form 10-K), conformed to reflect Credicard as discontinued operations for all comparative prior period information, as well as to reflect the previously disclosed re-allocation among Citi’s businesses of both certain administrative costs and certain funding costs, effective January 1, 2013, and other immaterial reclassifications.

Other than the previously disclosed re-allocations and immaterial reclassifications, Exhibits 99.01, 99.02 and 101 only reflect Credicard as discontinued operations in Citigroup’s Consolidated Income Statement and Consolidated Statement of Cash Flows for all periods presented and Notes 3, 4, 5, 6, 10, 11, 17 and 29 to the Consolidated Financial Statements to Citigroup’s 2012 Form 10-K.  Exhibits 99.01, 99.02 and 101 do not restate or revise Citigroup’s consolidated net income, earnings per share on net income, total assets or total equity included in its 2012 Form 10-K.  The information included in this Form 8-K should be read in conjunction with Citigroup’s 2012 Form 10-K and Second Quarter 2013 Form 10-Q.

Exhibit 99.02 will serve as the Historical Audited Consolidated Financial Statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number

99.01	Five Year Summary of Selected Financial Data.

99.02

Historical Audited Consolidated Financial Statements of Citigroup Inc. reflecting Credicard as discontinued operations, as well as updated business segment disclosures related to the re-allocation among Citi’s businesses of both certain administrative costs and certain funding costs. Also included is the Report of Independent Registered Public Accounting Firm dated March 1, 2013, except as to Notes 3, 4, 5, 6, 10, 11 and 17 which are as of August 30, 2013.

99.03	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101

Financial statements from the Historical Audited Consolidated Financial Statements on Form 8-K of Citigroup, Inc. for the fiscal year ended December 31, 2012, filed on August 30, 2013, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: August 30, 2013
	By:	/s/ JEFFREY R. WALSH
Name: Jeffrey R. Walsh
Title: Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number

99.01	Five Year Summary of Selected Financial Data

99.02

Historical Audited Consolidated Financial Statements of Citigroup Inc. reflecting Credicard as discontinued operations, as well as updated business segment disclosures related to the re-allocation among Citi’s businesses of both certain administrative costs and certain funding costs. Also included is the Report of Independent Registered Public Accounting Firm dated March 1, 2013, except as to Notes 3, 4, 5, 6, 10, 11 and 17 which are as of August 30, 2013.

99.03	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101

Financial statements from the Historical Audited Consolidated Financial Statements on Form 8-K of Citigroup Inc. for the fiscal year ended December 31, 2012, filed on August 30, 2013, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.